                                      ANNUAL REPORT TO SHAREHOLDERS
                                      October 31, 2002
                                      Institutional Class

       LEGG MASON
       -------------------------------------------------------------------------
       CLASSIC VALUATION FUND

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Classic Valuation Fund's annual report for the year ended October 31, 2002.

  The following table summarizes key statistics for the Institutional Class of shares of the Fund, along with its benchmark, as of October 31, 2002:

                                                                              Total Returns(A)
                                                                        -----------------------------
                                                                        3 Months            12 Months
                                                                        --------            ---------
Classic Valuation Fund Institutional Class                               -8.68%              -23.17%
S&P 500 Stock Composite Index(B)                                         -2.39%              -15.11%

  On the following pages, the portfolio managers for the Fund review the portfolio's structure and investment philosophy, and comment on the outlook for the Fund. As always, historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  PricewaterhouseCoopers LLP, the Fund's independent accountants, has completed its annual examination, and audited financial statements for the year ended October 31, 2002, are included in this report.

                                          Sincerely,

                                          /s/ MARK R. FETTING

                                          Mark R. Fetting
                                          President

November 19, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not indicate future performance.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

Portfolio Managers' Comments

Legg Mason Classic Valuation Fund

  After two good years from inception, the third year of the Classic Valuation Fund proved difficult. The greatest underperformance occurred in the last several months of the fiscal year after a few of our holdings sold down to levels unimagined in our worst fears. We may look back and say the bottom of this bear market was reached this summer when fear peaked and investors abandoned anything where warts existed. Our discipline points us to companies where problems are perceived and we are often successful when that perception has been unduly magnified. Unfortunately, in the recent period where scandal eruption appeared to reach hysteria, investors fled from that part of the market where risk is higher and which normally is rationally priced. The fiscal year ended with the Fund in the minus territory by over 23%, compared to a 15% decline of the S&P 500 and a 10% drop in the Russell 1000 Value.

  We are wont to observe that every market period has certain characteristics (or maybe "personality") that define it. Some markets are boring and directionless with only a sector or two standing out - well and poorly. Investors are surely sick of reading or hearing about the bubble/mania at the end of the 20th century. (Certainly the main reason most are more than tired of reference to the period is that it is painful to relive it, and it forces many to address the self incrimination of, "How could I be so stupid?") The market of 2002 will be viewed historically as the time of overzealous regulatory and judicial behavior. Investigations at Enron that justifiably spread to Tyco and WorldCom deteriorated into a witch hunt that reached a frenzy in the summer of 2002. Politicians, the rating agencies and our legal system chased down every company in sight and, not unsurprisingly, wrongdoing was discovered. If everyone in your neighborhood faced a full-blown IRS audit, how many would emerge completely clean? Unfortunately, we owned several names where unforecastable and arguably silly issues buffeted stock prices.

  With El Paso, the nation's largest natural gas pipeline, we thought we were through the ratings-decline gauntlet. In fact, BBB+ rated El Paso had been paraded about by the ratings agencies as a model for the rest of the industry. That dream ended with an oddball ruling by the Federal Energy Regulatory Commission's ("FERC") Administrative Law Judge ("ALJ"); he ruled that El Paso manipulated the California gas market by not running their pipelines at maximum rated pressure. Gas industry officials, as well as third party experts, are dumbfounded by the judge's conclusions, because they a) mark a reversal from his ruling 10 months prior, b) run counter to both recent and long-standing pipeline operating procedures set by the FERC itself, and c) accuse the pipeline of committing a crime that runs counter to any possible business objective. El Paso's revenue is much more dependent on the quantity of gas it transports, not on the price of that gas, making withholding capacity somewhat nonsensical. Of course the ALJ move prompted a credit downgrade.

  Essentially, all of our underperformance can be explained by El Paso and its cousins: Dynegy, Williams, Allegheny Energy and Calpine. A drop in power prices due to reduced demand and expanding capacity was something we could deal with and we thought was well reflected in low valuations, but we did not anticipate a pervasive liquidity crisis caused by aggressive actions on the part of the rating agencies. One could argue that the serial downgrades by the agencies in a perverse way caused some of the disaster instead of fulfilling their watchdog role.

  The financial sector had a positive impact as both an overweighted exposure and stock selection helped. U.S. Bancorp, which received a premium buyout offer from Citigroup, was one of our top performers in this sector. A timely trade in AmeriCredit and a relatively large position in Wachovia aided results. With the latter, by practicing our value discipline we were able to look beyond the indigestion caused by a huge merger and see opportunity. Wachovia now appears poised to grow earnings at a double-digit rate, and although it has outperformed the market and its peers, it still sells at a healthy discount to both.

  The industrial sector was also a source of positive contribution for the Fund. Although we reduced the very large position in Northorp on a price spike, it, along with its defense peer Raytheon, represent a significant commitment. We have reported in the past our case for owning these stocks, and we can update that despite three years of outperformance the stocks are reasonably valued with a multi-year outlook that continues to brighten. We regularly caution ourselves not to be hasty in realizing profits and exiting this group because, for very plausible reasons, trends in defense spending last for a sustained period.

  We are entering the new fiscal year with fairly heavy exposure to pharmaceuticals and energy. In both, the valuations are attractive, and importantly seem to reflect only the disappointment of the recent past and not the potential for improvement. Several drug companies experienced an interruption in what was consistent earnings growth for a variety of reasons. Only after resumption in earnings growth, probably as early as 2003 in almost all cases, will these stocks regain their luster and investors should flock back - at higher prices. Holdings in Merck, Wyeth, Schering-Plough, Bristol-Myers, Novartis, and Genzyme should all do well with a return toward more normal valuation levels.

  We should offer the point that Republican control in Washington should improve the outlook for drug stocks and selective energy companies. Those companies whose fortunes depend on drilling activity should do particularly well with the reemergence of an energy policy that in part should seek to stimulate domestic production of oil and gas. Currently, our holdings of Tidewater and Transocean represent unusual value with (like the pharmaceuticals) the recent past providing all the valuation color and a likely resurgence in business activity absent from prevailing sentiments. A pick-up in exploration and production, especially in the gas-rich Gulf of Mexico, could be a catalyst propelling these stocks higher.

  We remain dedicated to our style and confident of our ability to exploit opportunities that are presented. Staying focused on the part of the market most wish to avoid has, over time, yielded superior results. Identifying good companies that are out of favor for some hopefully temporary reason is our mission.

  As always, we appreciate your confidence and welcome the opportunity to further discuss the portfolio, the changes we have made, or any other investment matter of interest to you.

                                          Tony Hitschler, CFA
                                          Alex Cutler, CFA
                                          Scott Kuensell, CFA

November 27, 2002
DJIA 8931.68

Performance Information

Legg Mason Classic Valuation Fund

Performance Comparison of a $1,000,000 Investment as of October 31, 2002

  The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  Classic Valuation Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

  -------------------------------------------------
                     Cumulative     Average Annual
                    Total Return     Total Return
  -------------------------------------------------
  One Year             -23.17%          -23.17%
  Life of Class*       -30.22%          -24.16%
  -------------------------------------------------
  * Inception date: July 13, 2001
  -------------------------------------------------

Classic Valuation Fund graph

                                                                  CLASSIC VALUATION FUND -
                                                                    INSTITUTIONAL CLASS            S&P 500 COMPOSITE INDEX (A)
                                                                  ------------------------         ---------------------------
7/13/01                                                                      1000000                         1000000
8/31/01                                                                       954955                          928200
9/30/01                                                                       882064                          853200
10/31/01                                                                      908272                          869500
11/30/01                                                                      961507                          936200
12/31/01                                                                      998362                          944400
1/31/02                                                                       984439                          930600
2/28/02                                                                       950041                          912700
3/31/02                                                                      1028660                          947000
4/30/02                                                                       999181                          889600
5/31/02                                                                       975430                          883000
6/30/02                                                                       882064                          820100
7/31/02                                                                       764128                          756200
8/31/02                                                                       770680                          761100
9/30/02                                                                       669124                          678400
10/31/02                                                                      697800                          738100

 THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER
                                  WOULD PAY ON
              FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning June 30, 2001.

SELECTED PORTFOLIO PERFORMANCE FOR THE YEAR ENDED OCTOBER 31, 2002(B)

               Stronger performers(C)
----------------------------------------------------
 1.  PacifiCare Health Systems, Inc.         +78.5%
 2.  Wachovia Corporation                    +25.2%
 3.  U.S. Bancorp                            +23.0%
 4.  Carnival Corporation                    +21.8%
 5.  Air Products and Chemicals, Inc.        +12.3%
 6.  Northrop Grumman Corporation             +4.7%
 7.  Berkshire Hathaway Inc. - Class B        +4.5%
 8.  Novartis AG - ADR                        +2.2%
 9.  3Com Corporation                         +1.9%
10.  Lyondell Chemical Company                -0.4%

                Weaker performers(C)
----------------------------------------------------
 1.  The Williams Companies, Inc.            -93.2%
 2.  JDS Uniphase Corporation                -71.8%
 3.  Computer Associates International,
       Inc.                                  -51.8%
 4.  PG&E Corporation                        -39.9%
 5.  J.P. Morgan Chase & Co.                 -38.4%
 6.  Sprint Corporation                      -35.8%
 7.  Alcoa Inc.                              -30.7%
 8.  Transocean Sedco Forex Inc.             -26.9%
 9.  Anadarko Petroleum Corporation          -21.5%
10.  Verizon Communications Inc.             -21.3%

PORTFOLIO CHANGES SINCE APRIL 30, 2002

                  Securities added
----------------------------------------------------
Agilent Technologies, Inc.
Amdocs Limited
Bristol-Myers Squibb Company
CIGNA Corporation
Citigroup Inc.
Del Monte Foods Company
Electronic Data Systems Corporation
Federated Department Stores, Inc.
Genzyme Corporation
IDT Corporation
Micron Technology, Inc.
Platinum Underwriters Holdings, Ltd.
Schering-Plough Corporation
Sears, Roebuck and Co.
Toys "R" Us, Inc., Cv., 6.25%
The Goldman Sachs Group, Inc.
United States Steel Corporation

                  Securities sold
----------------------------------------------------
ACE Limited
Agere Systems, Inc.
Albertson's, Inc.
Allegheny Energy, Inc.
AmeriCredit Corp.
Applera Corporation - Celera Genomics Group
Bank of America Corporation
BHP Billiton Limited - ADR
CNOOC Limited - ADR
Countrywide Credit Industries, Inc.
Delta Air Lines, Inc.
Dynegy Inc.
Domtar, Inc. - ADR
Everest Reinsurance Group Limited
Golden State Bancorp Inc.
Host Marriott Corporation
Lucent Technologies Inc.
Marathon Oil Corporation
Newell Rubbermaid Inc.
Peabody Energy Corporation
Reliant Resources, Inc.
Ribapharm Inc.
Riverstone Networks, Inc.
The Dow Chemical Company
WorldCom, Inc.

---------------

(B) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they are paid.
(C) Securities held for the entire year.

Statement of Net Assets

October 31, 2002
(Amounts in Thousands)

Legg Mason Classic Valuation Fund

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.2%

Consumer Discretionary -- 9.1%
  Auto Parts and Equipment -- 0.6%
  Visteon Corporation                                              52                      $    339
                                                                                           --------
  Hotels, Restaurants and Leisure -- 2.1%
  Carnival Corporation                                             45                         1,186
                                                                                           --------
  Household Durables -- 1.4%
  Koninklijke (Royal) Philips Electronics N.V. - ADR               44                           772
                                                                                           --------
  Media -- 2.3%
  The Walt Disney Company                                          80                         1,338
                                                                                           --------
  Multiline Retail -- 2.7%
  Federated Department Stores, Inc.                                25                           767(A)
  Sears, Roebuck and Co.                                           30                           788
                                                                                           --------
                                                                                              1,555
                                                                                           --------
Consumer Staples -- 2.6%
  Food and Drug Retailing -- 2.6%
  SUPERVALU INC.                                                   57                           956
  Winn-Dixie Stores, Inc.                                          34                           505
                                                                                           --------
                                                                                              1,461
                                                                                           --------
  Food Products -- N.M.
  Del Monte Foods Company                                           1                             8(A)
                                                                                           --------
Energy -- 9.6%
  Energy Equipment and Services -- 6.6%
  Halliburton Company                                              84                         1,366
  Tidewater Inc.                                                   42                         1,189
  Transocean Sedco Forex Inc.                                      55                         1,202
                                                                                           --------
                                                                                              3,757
                                                                                           --------
  Oil and Gas -- 3.0%
  Anadarko Petroleum Corporation                                   19                           855
  ConocoPhillips                                                   18                           862
                                                                                           --------
                                                                                              1,717
                                                                                           --------
Financials -- 25.3%
  Banks -- 5.2%
  U.S. Bancorp                                                     47                           985
  Wachovia Corporation                                             56                         1,962
                                                                                           --------
                                                                                              2,947
                                                                                           --------

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Financials -- Continued
  Diversified Financials -- 7.9%
  Citigroup Inc.                                                   37                      $  1,367
  Fannie Mae                                                       20                         1,337
  J.P. Morgan Chase & Co.                                          32                           668
  Lehman Brothers Holdings Inc.                                    21                         1,140
                                                                                           --------
                                                                                              4,512
                                                                                           --------
  Insurance -- 9.5%
  Berkshire Hathaway Inc. - Class B                               0.5                         1,107(A)
  Nationwide Financial Services, Inc.                              29                           792
  Old Republic International Corporation                           28                           826
  Platinum Underwriters Holdings, Ltd.                             41                         1,037(A)
  Reinsurance Group of America, Incorporated                        7                           190
  Travelers Property Casualty Corp. - Class A                      42                           555(A)
  Travelers Property Casualty Corp. - Class B                       3                            44(A)
  UnumProvident Corporation                                        42                           868
                                                                                           --------
                                                                                              5,419
                                                                                           --------
  Investment Banking/Brokerage -- 2.7%
  The Goldman Sachs Group, Inc.                                    21                         1,511
                                                                                           --------
Health Care -- 12.8%
  Biotechnology -- 0.7%
  Genzyme Corporation                                              15                           418(A)
                                                                                           --------
  Health Care Providers and Services -- 2.5%
  CIGNA Corporation                                                12                           434
  PacifiCare Health Systems, Inc.                                  33                           966(A)
                                                                                           --------
                                                                                              1,400
                                                                                           --------
  Pharmaceuticals -- 9.6%
  Bristol-Myers Squibb Company                                     62                         1,523
  Merck & Co., Inc.                                                33                         1,806
  Novartis AG - ADR                                                33                         1,237
  Schering-Plough Corporation                                      44                           931
                                                                                           --------
                                                                                              5,497
                                                                                           --------
Industrials -- 7.4%
  Aerospace/Defense -- 6.6%
  Northrop Grumman Corporation                                     19                         1,959
  Raytheon Company                                                 60                         1,767
                                                                                           --------
                                                                                              3,726
                                                                                           --------
  Trading Companies and Distributors -- 0.8%
  Genuine Parts Company                                            16                           479
                                                                                           --------

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Information Technology -- 9.7%
  Communications Equipment -- 1.5%
  Corning Incorporated                                            104                      $    194(A)
  JDS Uniphase Corporation                                         73                           163(A)
  3Com Corporation                                                121                           511(A)
                                                                                           --------
                                                                                                868
                                                                                           --------
  Computers and Peripherals -- 1.8%
  Electronics for Imaging, Inc.                                    57                         1,044(A)
                                                                                           --------
  Electronics (Instrumentation) -- 1.5%
  Agilent Technologies, Inc.                                       60                           825(A)
                                                                                           --------
  Electronics (Semiconductors) -- 1.4%
  Micron Technology, Inc.                                          51                           821(A)
                                                                                           --------
  IT Consulting and Services -- 1.1%
  Electronic Data Systems Corporation                              40                           598
                                                                                           --------
  Software -- 2.4%
  Amdocs Limited                                                   96                           666(A)
  Computer Associates International, Inc.                          49                           724
                                                                                           --------
                                                                                              1,390
                                                                                           --------
Materials -- 7.6%
  Chemicals -- 2.2%
  Air Products and Chemicals, Inc.                                  7                           309
  Lyondell Chemical Company                                        77                           968
                                                                                           --------
                                                                                              1,277
                                                                                           --------
  Metals and Mining -- 5.4%
  Alcoa Inc.                                                       28                           611
  Arch Coal, Inc.                                                  71                         1,229
  Stillwater Mining Company                                        60                           478(A)
  United States Steel Corporation                                  57                           730
                                                                                           --------
                                                                                              3,048
                                                                                           --------
Telecommunication Services -- 7.2%
  Diversified Telecommunication Services -- 7.2%
  AT&T Corp.                                                      163                         2,122
  IDT Corporation                                                  46                           716(A)
  Sprint Corporation                                               37                           458
  Verizon Communications Inc.                                      21                           804
                                                                                           --------
                                                                                              4,100
                                                                                           --------

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Utilities -- 3.9%
  Electric Utilities -- 2.0%
  Calpine Corporation                                              66                      $    132(A)
  PG&E Corporation                                                 93                         1,012(A)
                                                                                           --------
                                                                                              1,144
                                                                                           --------
  Gas and Pipeline Utilities -- 1.4%
  El Paso Corporation                                             101                           781
                                                                                           --------
  Multi-Utilities -- 0.5%
  The Williams Companies, Inc.                                    163                           307
                                                                                           --------
Total Common Stock and Equity Interests (Identified Cost -- $66,796)                         54,245
---------------------------------------------------------------------------------------------------
Preferred Stocks -- 3.9%

  Automobiles -- 1.9%
  Ford Motor Company Capital Trust, Cv., 6.5%                      30                         1,101
                                                                                           --------
  Specialty Retail -- 2.0%
  Toys "R" Us, Inc., Cv., 6.25%                                    33                         1,132
                                                                                           --------
Total Preferred Stocks (Identified Cost -- $3,275)                                            2,233
---------------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.4%

  J.P. Morgan Chase & Co., Inc.
    1.92%, dated 10/31/02, to be repurchased at $785 on
    11/1/02 (Collateral: $780 Federal Home Loan Bank notes,
    4.39%, due 11/13/06, value $818)                             $785                           785
                                                                                           --------
Total Repurchase Agreements (Identified Cost -- $785)                                           785
---------------------------------------------------------------------------------------------------
Total Investments -- 100.5% (Identified Cost -- $70,856)                                     57,263
Other Assets Less Liabilities -- (0.5)%                                                        (294)
                                                                                           --------

NET ASSETS -- 100.0%                                                                       $ 56,969
                                                                                           ========


---------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  6,753 Primary Class shares outstanding                                                   $ 79,794
    16 Institutional Class shares outstanding                                                   169
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                                              (9,401)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                                             (13,593)
                                                                                           --------

NET ASSETS                                                                                 $ 56,969
                                                                                           ========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                               $8.42
                                                                                           ========
  INSTITUTIONAL CLASS                                                                         $8.52
                                                                                           ========
---------------------------------------------------------------------------------------------------

(A) Non-income producing.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Operations

For the Year Ended October 31, 2002
(Amounts in Thousands)

Legg Mason Classic Valuation Fund

-------------------------------------------------------------------------------------------------
Investment Income:

Dividends(A)                                                  $  1,286
Interest                                                            39
                                                              --------
      Total income                                                                       $  1,325

Expenses:

Management fee                                                     525
Distribution and service fees                                      699(B)
Audit and legal fees                                                41
Custodian fee                                                       86
Directors' fees                                                      8
Registration expense                                                34
Reports to shareholders                                             35
Transfer agent and shareholder servicing expense                    53(B)
Other expenses                                                       6
                                                              --------
                                                                 1,487
      Less fees waived                                             (87)
                                                              --------
      Total expenses, net of waivers                                                        1,400
                                                                                         --------
NET INVESTMENT INCOME/(LOSS)                                                                  (75)

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on investments and foreign currency
  transactions                                                  (9,195)

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                (11,432)
                                                              --------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                                    (20,627)
-------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                           $(20,702)
-------------------------------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $10.

(B) See Note 1 to financial statements.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Classic Valuation Fund

                                                                         For the Years Ended
                                                              -----------------------------------------
                                                                   10/31/02              10/31/01
-------------------------------------------------------------------------------------------------------
Change in Net Assets:

Net investment income/(loss)                                       $    (75)              $  (151)

Net realized gain/(loss) on investments and foreign currency
  transactions                                                       (9,195)                 (176)

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                     (11,432)               (3,188)
-------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                      (20,702)               (3,515)

Distributions to shareholders:
  From net investment income
      Primary Class                                                      --                   (10)
      Institutional Class                                                --                    --
  In excess of net investment income
      Primary Class                                                      --                   (30)
      Institutional Class                                                --                    --

Change in net assets from Fund share transactions:
      Primary Class                                                  24,126                47,364
      Institutional Class                                                52                   115
-------------------------------------------------------------------------------------------------------
Change in net assets                                                  3,476                43,924

Net Assets:

Beginning of year                                                    53,493                 9,569
-------------------------------------------------------------------------------------------------------
End of year                                                        $ 56,969               $53,493
-------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)                         $     --               $    --
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Classic Valuation Fund

  Contained below is per share operating performance data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                       Years Ended October 31,
                                                              ------------------------------------------
                                                                     2002                  2001(A)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $11.09                 $12.21
                                                              ------------------------------------------
Investment operations:
  Net investment income/(loss)                                         .08(B)                 --(B)
  Net realized and unrealized gain/(loss) on investments             (2.65)                 (1.12)
                                                              ------------------------------------------
  Total from investment operations                                   (2.57)                 (1.12)
                                                              ------------------------------------------
Net asset value, end of year                                         $8.52                 $11.09
                                                              ------------------------------------------
Ratios/supplemental data:
  Total return                                                      (23.17)%                (9.20)%(C)
  Expenses to average net assets                                      1.00%(B)               1.00%(B,D)
  Net investment income/(loss) to average net assets                   .94%(B)                .11%(B,D)
  Portfolio turnover rate                                            84.3%                  64.9%(D)
  Net assets, end of year (in thousands)                             $133                   $113
--------------------------------------------------------------------------------------------------------

(A) For the period July 13, 2001 (commencement of operations) to October 31,
    2001.

(B) Net of fees waived by LMFA pursuant to a contractual expense limitation of 1.00% of average daily net assets until February 28, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average net assets would have been as follows: for the year ended October 31, 2002, 1.11%; and for the period ended October 31, 2001, 1.24%.

(C) Not annualized.

(D) Annualized.

See notes to financial statements.

Notes to Financial Statements

Legg Mason Classic Valuation Fund
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Light Street Trust, Inc. ("Corporation"), consisting of the Classic Valuation Fund ("Classic Valuation" or "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended October 31, 2002, transfer agent and shareholder servicing expenses were allocated as follows: Primary Class, $53; and less than one hundred dollars to the Institutional Class.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At October 31, 2002, receivables for securities sold and payables for securities purchased for the Fund were as follows:

         Receivable for              Payable for
         Securities Sold         Securities Purchased
         --------------------------------------------
             $2,427                     $2,441

  For the year ended October 31, 2002, investment transactions (excluding short-term investments) were as follows:

         Purchases              Proceeds From Sales
         ------------------------------------------
          $82,262                     $56,950

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the

--------------------------------------------------------------------------------

fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

  As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which requires amortizing discount and premium on debt securities. There was no impact on the Fund as a result of adopting this accounting principle.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  Distributions during the years ended October 31, 2002 and 2001, were characterized as follows for tax purposes:

                                For the Years Ended
                                    October 31,
                                -------------------
                                2002          2001
---------------------------------------------------
Ordinary income                 $ --           $40
                                ----           ---
Total distributions             $ --           $40
                                ====           ===

  The tax basis components of net assets at October 31, 2002, were as follows:

Unrealized appreciation                            $  1,412
Unrealized depreciation                             (15,160)
                                                   --------
Net unrealized appreciation/(depreciation)          (13,748)
Capital loss carryforwards                           (9,246)
Paid-in capital                                      79,963
                                                   --------
Net assets                                         $ 56,969
                                                   ========

  The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of October 31, 2002, the Fund has capital loss carryforwards of $27 expiring in 2008, $75 expiring in 2009, and $9,144 expiring in 2010.

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended October 31, 2002, the Fund recorded the following

--------------------------------------------------------------------------------

permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income                  $ 75
Paid-in capital                                       (75)

  At October 31, 2002, the cost of investments for federal income tax purposes was $71,011.

3. Transactions With Affiliates:

  The Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). For its services to the Fund, LMFA receives a fee, calculated daily and payable monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. Under the terms of the agreement, LMFA is required to bear any expenses, including organization costs, through the expiration date set forth below, which would cause the Fund's ratio of expenses to average net assets to exceed a certain set percentage as described below ("percentage"). Thereafter, the Fund is required to reimburse LMFA for such expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Fund's ratio of expenses to average net assets to exceed the percentage.

  LMFA has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates, as shown in the following chart:

                                                                       Year Ended
                                                                    October 31, 2002   At October 31, 2002
                                                                    ----------------   -------------------
                     Management    Expense     Expense Limitation      Management          Management
                        Fee       Limitation    Expiration Date      Fee Waived(A)         Fee Payable
----------------------------------------------------------------------------------------------------------
Primary Class          0.75%        2.00%      February 28, 2003        $80                $341
Institutional Class    0.75%        1.00%      February 28, 2003     N.M.(B)             N.M.(B)

  Brandywine Asset Management, LLC ("Brandywine") serves as investment adviser to the Fund and is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee, computed daily and payable monthly, at an annual rate of 60% of the fee it receives from the Fund. Fees paid to Brandywine are net of any waivers.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor for the Fund. Legg Mason receives an annual distribution fee and an annual service fee based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                               Year Ended
                                            October 31, 2002         At October 31, 2002
                                        ------------------------   ------------------------
               Distribution   Service   Distribution and Service   Distribution and Service
                   Fee          Fee          Fees Waived(A)              Fees Payable
-------------------------------------------------------------------------------------------
Primary Class     0.75%        0.25%               $7                        $109

  Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to LMFA or Legg Mason to the extent that, from time to time during the next three fiscal years, the repayment will not cause the Fund's expenses to exceed the limit, if any, imposed by LMFA at that time.

  No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the year ended October 31, 2002.

  LM Fund Services, Inc. has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $17 for the year ended October 31, 2002.

---------------

(A) Subject to repayment.
(B) N.M. -- Not meaningful.

--------------------------------------------------------------------------------

  LMFA, Legg Mason, Brandywine and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended October 31, 2002, the Fund made no borrowings under the Credit Agreement.

5. Fund Share Transactions:

  At October 31, 2002, there were 100,000 shares authorized at $.001 par value for each of the Primary and Institutional Classes of the Fund. Share transactions were as follows:

                                                        Reinvestment
                                         Sold         of Distributions
                                   ----------------   -----------------
                                   Shares   Amount    Shares    Amount
-----------------------------------------------------------------------
--Primary Class
  Year Ended October 31, 2002      3,573    $40,472      --      $ --
  Year Ended October 31, 2001      4,813     57,002       4        40
--Institutional Class
  Year Ended October 31, 2002          6    $    56      --      $ --
  Period Ended October 31,
    2001(D)                           10        116      --        --
-----------------------------------------------------------------------

                                      Repurchased         Net Change
                                   -----------------   ----------------
                                   Shares    Amount    Shares   Amount
-----------------------------------------------------------------------
--Primary Class
  Year Ended October 31, 2002      (1,650)  $(16,346)  1,923    $24,126
  Year Ended October 31, 2001        (812)    (9,678)  4,005     47,364
--Institutional Class
  Year Ended October 31, 2002          --   $     (4)      6    $    52
  Period Ended October 31,
    2001(D)                          N.M.         (1)     10        115

---------------
(D) For the period July 13, 2001 (commencement of operations) to October 31,
    2001.

Report of Independent Accountants

To the Board of Directors of Legg Mason Light Street Trust, Inc. and Shareholders of Classic Valuation Fund:

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Classic Valuation Fund (comprising the Light Street Trust, Inc., hereafter referred to as the "Fund") at October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 19, 2002

Special Meeting of Shareholders

  A Special Meeting of Shareholders of the Fund was held on October 30, 2002, at which the following actions were taken:

  Proposal 1: To elect a Board of Directors:

                                                                  AFFIRMATIVE   WITHHELD
                                                                  -----------   --------
    Richard G. Gilmore..........................................     3,935         78
    Arnold L. Lehman............................................     3,954         59
    Jill E. McGovern............................................     3,945         68
    G. Peter O'Brien............................................     3,947         66
    Robin J.W. Masters..........................................     3,958         55
    Arthur S. Mehlman...........................................     3,958         55
    S. Ford Rowan...............................................     3,954         59
    John F. Curley, Jr. ........................................     3,958         55
    Mark R. Fetting.............................................     3,955         58

  Proposal 2a: To modify the fundamental investment restriction on borrowing money:

    Affirmative.............................................    3,844
    Against.................................................       86
    Abstain.................................................       83

  Proposal 2b: To modify the fundamental investment restriction on underwriting securities:

    Affirmative.............................................    3,844
    Against.................................................       86
    Abstain.................................................       83

  Proposal 2c: To modify the fundamental investment restriction on lending:

    Affirmative.............................................    3,845
    Against.................................................       85
    Abstain.................................................       83

  Proposal 2d: To modify the fundamental investment restriction on issuing senior securities:

    Affirmative.............................................    3,844
    Against.................................................       86
    Abstain.................................................       83

  Proposal 2e: To modify the fundamental investment restriction on real estate investments:

    Affirmative.............................................    3,845
    Against.................................................       85
    Abstain.................................................       83

  Proposal 2f: To modify the investment restriction on investing in commodities:

    Affirmative.............................................    3,817
    Against.................................................      113
    Abstain.................................................       83

  Proposal 2g: To modify the fundamental investment restriction on industry concentration:

    Affirmative.............................................    3,844
    Against.................................................       86
    Abstain.................................................       83

  Proposal 2h: To remove the fundamental investment restriction on diversification:

    Affirmative.............................................    3,845
    Against.................................................       85
    Abstain.................................................       83

  Proposal 3: To change the Fund's investment objective from fundamental to non-fundamental:

    Affirmative.............................................    3,701
    Against.................................................      181
    Abstain.................................................      131

Directors and Officers

  The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

 ------------------------------------------------------------------------------------------------
                                     TERM OF
                                     OFFICE
                                       AND
                      POSITION(S)    LENGTH               NUMBER OF                  OTHER
                       HELD WITH     OF TIME             LEGG MASON              DIRECTORSHIPS
    NAME AND AGE         FUNDS      SERVED(A)          FUNDS OVERSEEN                 HELD
 ------------------------------------------------------------------------------------------------
 Curley, John F.,      Chairman      Since      Chairman and Director/Trustee  None
 Jr.(B)                and           1999       of all Legg Mason funds
 Age 63                Director                 (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Gilmore, Richard G.   Director      Since      Director/Trustee of all Legg   None
 Age 75                              1999       Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Lehman, Arnold L.     Director      Since      Director/Trustee of all Legg   None
 Age 58                              1999       Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Masters, Robin J.W.   Director      Since      Director/Trustee of all Legg   None
 Age 46                              2002       Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 McGovern, Jill E.     Director      Since      Director/Trustee of all Legg   None
 Age 58                              1999       Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Mehlman, Arthur S.    Director      Since      Director/Trustee of all Legg   None
 Age 60                              2002       Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------

 -------------------  -------------------------------------

                             PRINCIPAL OCCUPATION(S)
    NAME AND AGE           DURING THE PAST FIVE YEARS
 -------------------  -------------------------------------
 Curley, John F.,     Director and/or officer of various
 Jr.(B)               Legg Mason affiliates. Formerly: Vice
 Age 63               Chairman and Director of Legg Mason,
                      Inc. and Legg Mason Wood Walker,
                      Incorporated; Director of Legg Mason
                      Fund Adviser, Inc. and Western Asset
                      Management Company (each a registered
                      investment adviser).
 -------------------
 Gilmore, Richard G.  Retired. Trustee of Pacor Settlement
 Age 75               Trust, Inc. Formerly: Director of CSS
                      Industries, Inc. (diversified holding
                      company that makes seasonal
                      decorative products); Senior Vice
                      President, Chief Financial Officer
                      and Director of PECO Energy Co., Inc.
                      (now Exelon Corporation).
 -------------------
 Lehman, Arnold L.    Director of The Brooklyn Museum of
 Age 58               Art since 1997. Formerly: Director of
                      The Baltimore Museum of Art
                      (1979-1997).
 -------------------
 Masters, Robin J.W.  Retired. Director of The Family
 Age 46               Learning Centre (non-profit) since
                      1996; Director of Bermuda SMARTRISK
                      (nonprofit) since 2001. Formerly:
                      Chief Investment Officer of ACE
                      Limited (insurance).
 -------------------
 McGovern, Jill E.    Chief Executive Officer of The Marrow
 Age 58               Foundation since 1993. Formerly:
                      Executive Director of the Baltimore
                      International Festival (1991-1993);
                      Senior Assistant to the President of
                      The Johns Hopkins University
                      (1986-1990).
 -------------------
 Mehlman, Arthur S.   Retired. Director of Maryland
 Age 60               Business Roundtable for Education
                      (non-profit); Director of University
                      of Maryland College Park Foundation
                      (non-profit) since 1998. Formerly:
                      Partner, KPMG LLP (international
                      accounting firm).
 -------------------

 ------------------------------------------------------------------------------------------------
                                     TERM OF
                                     OFFICE
                                       AND
                      POSITION(S)    LENGTH               NUMBER OF                  OTHER
                       HELD WITH     OF TIME             LEGG MASON              DIRECTORSHIPS
    NAME AND AGE         FUNDS      SERVED(A)          FUNDS OVERSEEN                 HELD
 ------------------------------------------------------------------------------------------------
 O'Brien, G. Peter     Director      Since      Director/Trustee of all Legg   Director of the
 Age 56                              1999       Mason funds except Legg Mason  Royce Family of
                                                Income Trust, Inc. and Legg    Funds (consisting
                                                Mason Tax Exempt Trust, Inc.   of 17 portfolios);
                                                (consisting of 18              Director of
                                                portfolios).                   Renaissance
                                                                               Capital Greenwich
                                                                               Funds.
 ------------------------------------------------------------------------------------------------
 Rowan, S. Ford        Director      Since      Director/Trustee of all Legg   None
 Age 59                              2002       Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Fetting, Mark R.(C)   President     Since      Director of Legg Mason Value   Director of the
 Age 47                              2001       Trust, Inc., Legg Mason        Royce Family of
                                                Special Investment Trust,      Funds (consisting
                                                Inc., Legg Mason Investment    of 17 portfolios).
                                                Trust, Inc. and Legg Mason
                                                Charles Street Trust, Inc.;
                                                President of all Legg Mason
                                                funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Duffy, Marc R.(D)     Vice          Since      Vice President and Secretary   None
 Age 44                President     2000       of all Legg Mason funds
                       and                      (consisting of 23
                       Secretary                portfolios).
 ------------------------------------------------------------------------------------------------
 Karpinski, Marie      Vice          Since      Vice President and Treasurer   None
 K.(D)                 President     1999       of all Legg Mason funds
 Age 53                and                      (consisting of 23
                       Treasurer                portfolios).
 ------------------------------------------------------------------------------------------------

 -------------------  -------------------------------------

                             PRINCIPAL OCCUPATION(S)
    NAME AND AGE           DURING THE PAST FIVE YEARS
 -------------------  -------------------------------------
 O'Brien, G. Peter    Trustee of Colgate University and
 Age 56               President of Hill House, Inc.
                      (residential home care). Formerly:
                      Managing Director, Equity Capital
                      Markets Group of Merrill Lynch & Co.
                      (1971-1999).
 -------------------
 Rowan, S. Ford       Consultant, Rowan & Blewitt Inc.
 Age 59               (management consulting); Adjunct
                      Professor, George Washington
                      University since 2000; Director of
                      Santa Fe Institute (scientific
                      research institute) since 1999;
                      Director of Annapolis Center for
                      Science-Based Public Policy since
                      1995.
 -------------------
 Fetting, Mark R.(C)  Executive Vice President of Legg
 Age 47               Mason, Inc.; Director and/or officer
                      of various Legg Mason affiliates
                      since 2000. Formerly: Division
                      President and Senior Officer of
                      Prudential Financial Group, Inc. and
                      related companies, including fund
                      boards and consulting services to
                      subsidiary companies (1991-2000);
                      Partner, Greenwich Associates; Vice
                      President, T. Rowe Price Group, Inc.
 -------------------
 Duffy, Marc R.(D)    Vice President and Secretary of Legg
 Age 44               Mason Fund Adviser, Inc. since 2000;
                      Associate General Counsel of Legg
                      Mason Wood Walker, Incorporated since
                      1999. Formerly: Senior Associate,
                      Kirkpatrick & Lockhart LLP
                      (1996-1999); Senior Counsel,
                      Securities and Exchange Commission,
                      Division of Investment Management
                      (1989-1995).
 -------------------
 Karpinski, Marie     Vice President and Treasurer of Legg
 K.(D)                Mason Fund Adviser, Inc. and Western
 Age 53               Asset Funds, Inc.; Treasurer of
                      Pacific American Income Shares, Inc.
                      and Western Asset Premier Bond Fund.
 -------------------

(A) Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Mr. Curley is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(C) Mr. Fetting is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(D) Officers of the Corporation are interested persons (as defined in the 1940
    Act).

            ADDITIONAL INFORMATION ABOUT THE CORPORATION'S DIRECTORS
            AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
             INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
                            CALLING 1-800-822-5544.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

               EQUITY FUNDS:                                   SPECIALTY FUNDS:
Value Trust                                   Balanced Trust
Special Investment Trust                      Financial Services Fund
American Leading Companies Trust              Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

               GLOBAL FUNDS:                                 TAXABLE BOND FUNDS:
Global Income Trust                           U.S. Government Intermediate-Term Portfolio
Europe Fund                                   Investment Grade Income Portfolio
International Equity Trust                    High Yield Portfolio
Emerging Markets Trust

            TAX-FREE BOND FUNDS:                             MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust       U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust                Cash Reserve Trust
Pennsylvania Tax-Free Income Trust            Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                              Investment Manager

                              Legg Mason Fund Adviser, Inc.
                              Baltimore, MD

                              Investment Adviser

                              Brandywine Asset Management, LLC
                              Wilmington, DE

                              Board of Directors

                              John F. Curley, Jr., Chairman
                              Mark R. Fetting, President
                              Richard G. Gilmore
                              Arnold L. Lehman
                              Robin J.W. Masters
                              Dr. Jill E. McGovern
                              Arthur S. Mehlman
                              G. Peter O'Brien
                              S. Ford Rowan

                              Transfer and Shareholder Servicing Agent

                              Boston Financial Data Services
                              Braintree, MA

                              Custodian

                              State Street Bank & Trust Company
                              Boston, MA

                              Counsel

                              Kirkpatrick & Lockhart LLP
                              Washington, DC

                              Independent Accountants

                              PricewaterhouseCoopers LLP
                              Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

12/02